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                                                                   EXHIBIT 99.02

                          COLLATERAL PLEDGE AGREEMENT


                            Date:  May _____, 2000


       DEBTOR:  HTI Z Corp.
                547 West Jackson Boulevard
                Suite 1510
                Chicago, Illinois 60661
                Facsimile No. 312/663-9397
                Attention:  Lawrence S. Adelson

SECURED PARTY:  Wells Fargo Business Credit, Inc.
                100 East Wisconsin Avenue, Suite 1400
                MAC N9811-143
                Milwaukee, Wisconsin 53202
                Facsimile:  414/224-7439

     1.   Security Interest and Collateral. To secure the payment and
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performance of each and every debt, liability and obligation of every type and description which the Debtor may now or at any time hereafter owe to the Secured Party pursuant to its guaranty of the obligations of P. G. Design Electronics, Inc. (the "Borrower") to the Secured Party as evidenced by its Replacement Guaranty by Corporation dated as of the date hereof (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), the Debtor hereby grants the Secured Party a security interest (herein called the "Security Interest") in all of the ownership interests of the Debtor in Zecal Technology, LLC ("New Zecal"), including, without limitation, the Common Company Interests of the Debtor in New Zecal, together with all rights in connection with such property and all substitutions and replacements for any of the foregoing, and together with proceeds of any and all of the foregoing (herein called the "Collateral").

     2.   Representations, Warranties and Covenants. The Debtor represents,
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warrants and covenants that:

          (a) The Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by the Secured Party.
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          (b)  The Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest, any restrictive legend appearing on any instrument constituting Collateral and rights, if any, of parties under existing technology agreements transferred by Debtor to New Zecal.

          (c) The Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

          (d) The Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

          (e) At any time, upon request by the Secured Party, the Debtor will deliver to the Secured Party all notices, financial statements, reports or other communications received by the Debtor as an owner or holder of the Collateral.

          (f) The Debtor will upon receipt deliver to the Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral (or substitute Collateral) such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

     3.   Rights of the Secured Party. The Debtor agrees that the Secured Party
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may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to the Secured Party of any amounts due or distributable thereon, (ii) in the Debtor's name or the Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at the Secured Party's option, be applied in reduction of the Obligations, in such order of application as the Secured Party may determine, or be remitted to the Debtor.

     4.   Events of Default. Each of the following occurrences shall constitute
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an event of default under this Agreement (herein called "Event of Default"): (i)
the Debtor shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by the Debtor set forth in this Agreement or made to the Secured Party in any financial statements or reports submitted to the Secured Party by or on behalf of the Debtor shall prove materially false or misleading; (iii) an Event of Default, as defined in that certain Credit and Security Agreement dated December 31, 1998, as amended, between the Secured Party and the Borrower, shall occur.

     5.   Remedies upon Event of Default. Upon the occurrence of an Event of
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Default and at any time thereafter during the continuation thereof, the Secured
Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to

                                      2.
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be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code as in effect from time to time in the State of Wisconsin, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to the Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) calendar days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property.

     6.   Release of Collateral. Upon repayment in full of all of the
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Obligations, this Agreement shall terminate and the Secured Party, at the request and expense of the Debtor, will promptly execute and deliver to the Debtor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Debtor (without recourse and without representation and warranty) such of the Collateral as may be in the possession of the Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

     7.   Miscellaneous. Any disposition of the Collateral in the manner
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provided in Section 5 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to the Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, or by facsimile to the Debtor at its address or facsimile number, as the case may be, set forth above or at the most recent address or facsimile number shown on the Secured Party's records. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights

                                      3.
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which may be available with respect to any Collateral, to realize on the
Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. The Debtor will reimburse the Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as the Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to the Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in
Section 1 shall be included as part Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them. This Agreement shall be governed by the internal laws (other than conflict laws) of the State of Wisconsin and, unless the context otherwise requires, all terms used herein which are defined in Articles 1, 8 and 9 of the Uniform Commercial Code, as in effect in Wisconsin, shall have the meanings therein stated. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Wisconsin in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the Circuit Court of Milwaukee County, Wisconsin, or the United States District Court, East District of Wisconsin.

     THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.


                              HTI Z CORP.



                              By: _______________________________
                              Its:  President

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